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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):  June 30, 1998


                              MICROGRAFX, INC.
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           (Exact name of registrant as specified in its charter)


          TEXAS                      0-18708                75-1952080
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   (State of other              (Commission File          (IRS Employer
jurisdiction incorporation)           Number)           Identification No.)

1303 E. ARAPAHO ROAD, RICHARDSON, TEXAS                         75081
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:         (972) 234-1769
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                               (NOT APPLICABLE)
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(Former name or former address, if changed since last report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On June 30, 1998, Micrografx, Inc (the "Company") granted to Cendant Software Corporation ("Cendant") a nonexclusive, irrevocable, perpetual, worldwide right and license to (a) a series of Personal Creativity graphics technologies, (b) information relating to the customers who have purchased products based on the aforementioned technologies, (c) marketing information related to those products, and (d) all associated intellectual property rights. The Company retains ownership of all items licensed to Cendant but the Company has agreed not to compete with Cendant's products other than products marketed to business users.

The Company will receive approximately $16.5 million in cash. The proceeds are characterized as licensing revenue, the recognition of which began in the fourth quarter of fiscal year 1998 ending June 30, and which will continue throughout the 1999 fiscal year. However, the earnings that result for the same periods will be impacted by the costs of transition and support that accompanies this relationship. The measure of those costs has not yet been determined.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

    The following documents are filed as exhibits to this report. The exhibit numbers in the exhibit list correspond to the numbers assigned to such exhibits in the Exhibit Table of Item 601 of Regulation S-K. Portions of the exhibits, marked by "*", have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

    10.1 License Agreement between Micrografx, Inc. and Cendant Software Corporation

    10.2 Noncompetition Agreement between Micrografx, Inc. and Cendant Software Corporation
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MICROGRAFX, INC.
                                   (Registrant)



Date:   July 15, 1998

                                   By:  /s/ Darryl R. Halbert
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                                        Darryl R. Halbert, Chief Accounting
                                        Officer
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                            INDEX TO EXHIBITS

Exhibit No.                    Description
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10.1 *     License Agreement between Micrografx, Inc. and Cendant Software
           Corporation

10.2 * Noncompetition Agreement between Micrografx, Inc. and Cendant Software Corporation

* Portions of these exhibits have been omitted pursuant to a request for confidential treatment.